EXHIBIT 3.1

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                              AMENDED AND RESTATED


                                     BY-LAWS


                                       OF


                                  SEITEL, INC.

                            (a Delaware corporation)




                            Effective: July 26, 2000





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ARTICLE I

     OFFICES

          Section 1.     Registered Office....................................1
                         -----------------
          Section 2.     Other Offices........................................1
                         -------------

ARTICLE II

     MEETINGS OF STOCKHOLDERS

          Section 1.     Time and Place of Meetings.  ........................1
                         --------------------------
          Section 2.     Annual Meetings.  ...................................1
                         ---------------
          Section 3.     Notice of Annual Meetings............................1
                         -------------------------
          Section 4.     Special Meetings.....................................1
                         ----------------
          Section 5.     Notice of Special Meetings.  ........................1
                         --------------------------
          Section 6.     Quorum...............................................1
                         ------
          Section 7.     Order of Business.  .................................2
                         -----------------
          Section 8.     New Business.  ......................................2
                         ------------
          Section 9.     Voting...............................................3
                         ------
          Section 10.    List of Stockholders.................................3
                         --------------------
          Section 11.    Inspectors of Votes..................................3
                         -------------------
          Section 12.    Actions Without a Meeting............................4
                         -------------------------

ARTICLE III

     BOARD OF DIRECTORS

          Section 1.     Powers...............................................4
                         ------
          Section 2.     Number, Tenure, and Qualification....................4
                         ---------------------------------
          Section 3.     Nominations..........................................4
                         -----------
          Section 4.     Removal..............................................6
                         -------
          Section 5.     Resignations.........................................6
                         ------------
          Section 6.     Vacancies............................................6
                         ---------
          Section 7.     Chairman of the Board................................6
                         ---------------------
          Section 8.     Time and Place of Meetings...........................6
                         --------------------------
          Section 9.     Annual Meetings......................................6
                         ---------------
          Section 10.    Regular Meetings--Notice.............................6
                         ------------------------
          Section 11.    Special Meetings--Notice.............................7
                         ------------------------
          Section 12.    Quorum and Manner of Acting..........................7
                         ---------------------------
          Section 13.    Remuneration.........................................7
                         ------------
          Section 14.    Executive Committee; How Constituted and Powers......7
                         -----------------------------------------------
          Section 15.    Organization.........................................8
                         ------------
          Section 16.    Meetings.............................................8
                         --------
          Section 17.    Other Committees.....................................8
                         ----------------
          Section 18.    Minutes of Committees................................8
                         ---------------------
          Section 19.    Alternate Members of Committees......................8
                         -------------------------------
          Section 20.    Actions Without a Meeting............................8
                         -------------------------
          Section 21.    Presence at Meetings by Means of Communications
                         -----------------------------------------------
                         Equipment............................................9
                         ---------


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ARTICLE IV

     NOTICES

          Section 1.     Type of Notice.......................................9
                         --------------
          Section 2.     Waiver of Notice.....................................9
                         ----------------
          Section 3.     Authorized Notices...................................9
                         ------------------

ARTICLE V

     OFFICERS

          Section 1.     Description..........................................9
                         -----------
          Section 2.     Election.............................................9
                         --------
          Section 3.     Salaries............................................10
                         --------
          Section 4.     Term................................................10
                         ----
          Section 5.     Chief Executive Officer.............................10
                         -----------------------
          Section 6.     President...........................................10
                         ---------
          Section 7.     Chief Operating Officer.............................10
                         -----------------------
          Section 8.     Vice Presidents.....................................10
                         ---------------
          Section 9.     Chief Financial Officer.............................10
                         -----------------------
          Section 10.    Secretary and Assistant Secretaries.................11
                         -----------------------------------
          Section 11.    Treasurer and Assistant Treasurers..................11
                         ----------------------------------
          Section 12.    Controller and Assistant Controllers................12
                         ------------------------------------

ARTICLE VI

     INDEMNIFICATION

          Section 1.     Right to Indemnification............................12
                         ------------------------
          Section 2.     Right of Claimant to Bring Suit.....................13
                         -------------------------------
          Section 3.     Nonexclusivity of Rights............................13
                         ------------------------
          Section 4.     Insurance...........................................13
                         ---------
          Section 5.     Indemnification of Agents...........................13
                         -------------------------
          Section 6.     Savings Clause......................................14
                         --------------
          Section 7.     Definitions.........................................14
                         -----------

ARTICLE VII

     CERTIFICATES REPRESENTING STOCK

          Section 1.     Right to Certificate................................14
                         --------------------
          Section 2.     Facsimile Signatures................................14
                         --------------------
          Section 3.     New Certificates....................................14
                         ----------------
          Section 4.     Transfers...........................................15
                         ---------
          Section 5.     Record Date.........................................15
                         -----------
          Section 6.     Registered Stockholders.............................15
                         -----------------------

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ARTICLE VIII

     GENERAL PROVISIONS

          Section 1.     Dividends...........................................15
                         ---------
          Section 2.     Reserves............................................15
                         --------
          Section 3.     Checks..............................................15
                         ------
          Section 4.     Fiscal Year.........................................15
                         -----------
          Section 5.     Corporate Seal......................................16
                         --------------
          Section 6.     Certificate of Incorporation........................16
                         ----------------------------

ARTICLE IX

     AMENDMENTS

          Section 1.     Amendments to By-Laws...............................16
                         ---------------------



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                                    ARTICLE I

                                     OFFICES

         Section 1. Registered Office The registered office of Seitel, Inc. (the "Corporation") required by the General Corporation Law of the State of Delaware to be maintained in the State of Delaware, shall be such registered office as may be designated from time to time by the Board of Directors in the manner provided by law.

         Section 2. Other Offices The Corporation may also have offices at such other place or places, both within and without the State of Delaware, as the Board of Directors may from time to time determine or the business of the Corporation may require.


                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

         Section 1. Time and Place of Meetings. All meetings of the stockholders shall be held at such time and place, either within or without the State of Delaware, as the Board of Directors shall designate and as shall be stated in the notice of the meeting.

         Section 2. Annual Meetings. Annual meetings of the stockholders shall be held on such date and at such time as shall be designated from time to time by the Board of Directors of the Corporation and stated in the notice of the meeting. At the annual meeting, the stockholders shall elect a Board of Directors and transact such other business as may properly be brought before the meeting.

         Section 3. Notice of Annual. Meetings Written notice of the annual meeting, stating the place, date and hour of the meeting, shall be given to each stockholder of record entitled to vote at such meeting not less than 10 nor more than 60 days before the date of the meeting.

         Section 4. Special Meetings. Special meetings of the stockholders for any purpose or purposes, unless otherwise prescribed by statute or by the Certificate of Incorporation, may be called at any time by the Chairman of the Board, the President, or by order of the Board of Directors, and shall be called by the Secretary at the request in writing of a majority of the Board of Directors. Such request shall state the purpose or purposes of the proposed special meeting. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

         Section 5. Notice of Special Meetings. Written notice of a special meeting, stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called, shall be given to each stockholder of record entitled to vote at such meeting not less than 10 nor more than 60 days before the date of the meeting.

         Section 6. Quorum. The holders of stock having a majority of the voting power of the stock entitled to be voted thereat, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time without notice (other than announcement at the meeting at which the adjournment is taken of the time and place of the adjourned meeting) until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted that might have been transacted at the meeting as originally notified. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

         Section 7. Order of Business. The order of business at annual meetings of stockholders and, so far as practicable, at other meetings of stockholders shall be determined by the Chairman of the Board.

         Section 8. New Business.

                  (a) At an annual meeting of stockholders, only such new business shall be conducted, and only such proposals shall be acted upon, as shall have been properly brought before the annual meeting. For any new business

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proposed  by the Board of  Directors  to be properly  brought  before the annual meeting, such new business shall be approved by the Board of Directors and shall be stated in writing and filed with the Secretary of the Corporation at least five days before the date of the annual meeting, and all business so approved, stated and filed shall be considered at the annual meeting. Any stockholder may make any other proposal at the annual meeting, but unless properly brought before the annual meeting such proposal shall not be acted upon at the annual meeting. For a proposal to be properly brought before an annual meeting by a stockholder, the stockholder must have given proper and timely notice thereof in writing to the Secretary of the Corporation as specified herein. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation not later than the date that corresponds to 120 days prior to the date the Corporation's proxy statement was released to stockholders in connection with the previous year's annual meeting of stockholders. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a description of the proposal desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business and any other stockholders known by such stockholder to be supporting such proposal, (iii) the class and number of shares of the stock that are held of record, beneficially owned, and represented by proxy on the date of such stockholder notice and on the record date of the meeting (if such date shall have been made publicly available) by the stockholder and by any other stockholders known by such stockholder to be supporting such proposal on such dates, (iv) any financial interest of the stockholder in such proposal, and
(v) all other information that would be required to be filed with the Securities and Exchange Commission if, with respect to any such item of business, such stockholder or stockholders were a participant in a solicitation subject to
Section 14 of the Securities Exchange Act of 1934, as amended.

                  (b) The Board of Directors may reject any stockholder proposal not made strictly in accordance with the terms of this Section 8. Alternatively, if the Board of Directors fails to consider the validity of any stockholder proposal, the presiding officer of the annual meeting shall, if the facts warrant, determine and declare at the annual meeting that the stockholder proposal was not made in strict accordance with the terms of this Section 8 and, if the presiding officer should so determine, the presiding officer shall so declare at the annual meeting and any such business or proposal not properly brought before the annual meeting shall not be acted upon at the annual meeting. This provision shall not prevent the consideration and approval or disapproval at the annual meeting of reports of officers, directors, and committees of the Board of Directors, but, in connection with such reports, no new business shall be acted upon at such annual meeting unless stated, filed, and received as herein provided.

         Section 9. Voting. Except as otherwise provided in the Certificate of Incorporation, each stockholder shall, on each matter submitted to a vote at each meeting of the stockholders, be entitled to one vote in person or by proxy for each share of stock of the Corporation held by such stockholder and registered in such stockholder's name on the books of the Corporation on the date fixed pursuant to the provisions of Section 5 of Article VI of these By-Laws as the record date for the determination of stockholders who shall be entitled to notice of and to vote at such meeting. Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held directly or indirectly by the Corporation, shall not be entitled to vote. Any vote by stock of the Corporation may be given at any meeting of stockholders by the stockholder entitled thereto, in person or by such stockholder's proxy appointed by an instrument in writing subscribed by such stockholder or by such stockholder's attorney thereunto duly authorized and delivered to the Secretary of the Corporation or to the secretary of the meeting; provided, however, that no proxy shall be voted or acted upon after three years from its date, unless said proxy shall provide for a longer period. Each proxy shall be revocable unless expressly provided therein to be irrevocable and unless otherwise made irrevocable by law. At all meetings of the stockholders, all matters, except where other provision is made by law, the Certificate of Incorporation, or these By-Laws, shall be decided by the vote of a majority of the votes cast by the stockholders present in person or by proxy and entitled to vote thereat, a quorum being present. Unless demanded by a stockholder of the Corporation present in person or by proxy at any meeting of the stockholders and entitled to vote thereat, or so directed by the presiding officer of the meeting, the vote thereat on any question other than the election or removal of directors need not be by written ballot. Upon a demand of any such stockholder for a vote by written ballot on any question or at the direction of such presiding officer that a vote by written ballot be taken on any question, such vote shall be taken by written ballot. On a vote by written ballot, each ballot shall be signed by the stockholder voting, or by such stockholder's proxy, if there be such proxy, and shall state the number of shares voted.

         Section 10. List of Stockholders. It shall be the duty of the Secretary or other officer of the Corporation who shall have charge of its stock ledger, either directly or through another officer of the Corporation designated by the Secretary or through a transfer agent appointed by the Board of Directors, to prepare and make, at least ten days before every meeting of the stockholders, a complete list of the stockholders entitled to vote thereat, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days before said meeting, either at a place within the city where said meeting is to be held, which place shall be specified in the notice of said meeting, or, if not so specified, at the place where said meeting is to be held. The list shall also be produced and kept at the time and place of said meeting during the whole time thereof, and may be inspected by any stockholder of record who shall be present thereat. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, such list or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

         Section 11. Inspectors of Votes. The presiding officer of the meeting may appoint two inspectors of votes to act at each meeting of the stockholders, unless the Board of Directors shall have theretofore made such appointments. Each inspector of votes shall first subscribe an oath or affirmation faithfully to execute the duties of an inspector of votes at the meeting with strict impartiality and according to the best of such inspector's ability. Such inspectors of votes, if any, shall take charge of the ballots, if any, at the meeting, and after the balloting on any question, shall count the ballots cast and shall make a report in writing to the secretary of the meeting of the results of the balloting. An inspector of votes need not be a stockholder of the Corporation, and any officer of the Corporation may be an inspector of votes on any question other than a vote for or against such officer's election to any position with the Corporation or on any other question in which such officer may be directly interested.

         Section 12. Actions Without a Meeting. Unless otherwise provided in the Certificate of Incorporation, any action permitted or required by law, the Certificate of Incorporation or these bylaws to be taken at a meeting of stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than a unanimous written consent shall be given by the Secretary to those stockholders who have not consented in writing.


                                   ARTICLE III


                               BOARD OF DIRECTORS

         Section 1. Powers. The business and affairs of the Corporation shall be managed by its Board of Directors, which shall have and may exercise all powers of the Corporation and take all lawful acts as are not by statute, the Certificate of Incorporation, or these By-Laws directed or required to be exercised or taken by the stockholders.

         Section 2. Number, Tenure, and Qualification. The number of directors which shall constitute the whole Board of Directors shall be determined from time to time by resolution of the Board of Directors (provided that no decrease in the number of directors which would have the effect of shortening the term of an incumbent director may be made by the Board of Directors). If the Board of Directors makes no such determination, the number of directors shall be seven. The directors shall be elected at the annual meeting of the stockholders, except as provided in Section 6 of this Article III, and each director elected shall hold office until such director's successor is duly elected and qualified, or until such director's death or retirement or until such director resigns or is removed in the manner hereinafter provided. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote on the election of directors at any annual or special meeting of stockholders. Such election shall be by written ballot.

         Unless  otherwise   provided  in  the  Certificate  of   Incorporation,
directors need not be stockholders nor residents of the State of Delaware.

         Section 3. Nominations.

                  (a) If a person is to be elected to the Board of Directors because of a vacancy existing on the Board, nomination shall be made only by the

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Board of Directors or by a nominating  committee of the Board of Directors  (the
Board of Directors as a whole or such committee of the Board being referred to herein as the "nominating committee") pursuant to the affirmative vote of the majority of the entire membership of the nominating committee. The nominating committee shall also make nominations for the directors to be elected by the stockholders of the Corporation at an annual meeting of the stockholders as provided in this section.

                  (b) Only persons nominated in accordance with the procedures set forth in this Section 3 shall be eligible for election as directors at a special or annual meeting of stockholders. The nominating committee shall select the nominees for election as directors. Except in the case of a nominee substituted as a result of the death, incapacity, disqualification, or other inability to serve as a nominee, the nominating committee shall deliver written nominations to the Secretary at least 30 days prior to the date of the annual meeting and at least one day prior to the date of a special meeting. Nominees substituted as a result of the death, incapacity, disqualification, or other inability to serve as a nominee shall be delivered to the Secretary as promptly as practicable. Provided the nominating committee selects the nominees, no nominees for directors except those made by the nominating committee shall be voted upon at the annual meeting unless other nominations by stockholders are made in accordance with the provisions of this Section 3. Ballots bearing the names of all the persons nominated for election as directors at a special or annual meeting in accordance with the procedures set forth in this Section 3 by the nominating committee and by stockholders shall be provided for use at the meeting. However, except in the case of a nominee substituted as a result of the death, incapacity, disqualification, or other inability to serve as a nominee, if the nominating committee shall fail or refuse to nominate a slate of directors at least 30 days prior to the date of the annual meeting or at least one day prior to the date of the special meeting, nominations for directors may be made at the annual meeting by any stockholder entitled to vote and shall be voted upon. No person shall be elected as a director of the Corporation unless nominated in accordance with the terms set forth in this Section 3.

                  (c) Nominations of individuals for election to the Board of Directors of the Corporation at an annual meeting of stockholders may be made by any stockholder of the Corporation entitled to vote for the election of directors at that meeting who complies with the procedures set forth in this
Section 3. To be timely with respect to elections to be held at annual meetings of stockholders, a stockholder's notice shall be delivered to, or mailed and received at, the principal executive offices of the Corporation not less than 120 days prior nor more than 150 days prior to the date the Corporation's proxy statement was released to stockholders in connection with the previous year's annual meeting of stockholders. Such stockholder's notice shall set forth (x) as to each person whom the stockholder proposes to nominate for election or re-election as a director (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) the classes and number of shares of capital stock of the Corporation that are owned of record and beneficially owned by such person on the date of such stockholder notice and (D) any other information relating to such person that is required to be disclosed in solicitations of proxies with respect to nominees for election as directors pursuant to Section 14 under the Securities Exchange Act of 1934, as amended; and (y) as to the stockholder giving the notice (A) the name and address, as they appear on the Corporation's books, of such stockholder and any other stockholders known by such stockholder to be supporting such nominees, and (B) the classes and number of shares of capital stock of the Corporation that are owned of record and beneficially owned by such stockholder on the date of such stockholder notice and by any other stockholders known by such stockholder to be supporting such nominees on the date of such stockholder notice.

                  (d) The Board of Directors may reject any nomination by a stockholder not made in strict accordance with the terms of this Section 3. Alternatively, if the Board of Directors fails to consider the validity of any nominations by a stockholder, the presiding officer of the meeting shall, if the facts warrant, determine and declare at the meeting that a nomination was not made in strict accordance with the terms of this Section 3, and, if the presiding officer should so determine, the presiding officer shall so declare at the meeting and the defective nomination shall be disregarded.

         Section 4. Removal. Any director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors; provided that, if the Certificate of Incorporation expressly grants to stockholders the right to cumulate votes for the election of directors and if less than the entire board is to be removed, no director may be removed without cause if the votes cast against such director's removal would be sufficient to elect such director if then cumulatively voted at an election of the entire Board of Directors.

         Section 5. Resignations.  Any director may resign at any time by giving written notice of such director's resignation to the Corporation, effective at the time specified therein or, if not specified, immediately upon its receipt by the Corporation. Unless otherwise specified in the notice, acceptance of a resignation shall not be necessary to make it effective.

         Section 6. Vacancies. Unless otherwise provided in the Certificate of Incorporation, vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum, or a sole remaining director; and any director so chosen shall hold office until the next annual election and until such director's successor shall be duly elected and shall qualify, unless sooner displaced.

         Section 7. Chairman of the Board. The Board of Directors may elect a Chairman of the Board, who shall be a director but need not otherwise be an officer of the Corporation. Except as otherwise provided in these By-Laws, the Chairman of the Board, if any, shall preside, when present, at all meetings of stockholders and at all meetings of the Board of Directors. The Chairman of the Board shall advise and counsel the President and other officers of the Corporation and shall exercise such other powers and perform such other duties as from time to time may be assigned to the Chairman of the Board by the Board of Directors.


                       MEETINGS OF THE BOARD OF DIRECTORS

         Section 1. Time and Place of Meetings. The Board of Directors of the Corporation may hold meetings, both regular and special, at such time and places as it determines.

         Section 2. Annual Meetings. Except as otherwise determined by the Board of Directors, the first meeting of each newly elected Board shall be held immediately following the annual meeting of stockholders at which the Board is elected and at the same place as such meeting, and no notice of such meeting to the newly elected directors shall be necessary in order legally to constitute the meeting, provided a quorum shall be present. If such meeting is not held immediately following the annual meeting of stockholders, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors, or as shall be specified in a written waiver signed by all of the directors.

         Section 3. Regular Meetings--Notice. Regular meetings of the Board of Directors may be held without notice.

         Section 4. Special Meetings--Notice. Special meetings of the Board of Directors may be called by the Chairman of the Board, Chief Executive Officer, or a majority of the directors on 24 hours' notice to each director, either personally or by telephone or by mail, telegraph, telex, cable, wireless, or other form of recorded communication; special meetings shall be called by the Secretary in like manner and on like notice on the written request of the Chairman of the Board, Chief Executive Officer, or two directors. Notice of any such meeting need not be given to any director, however, if waived by such director in writing or by telegraph, telex, cable, wireless, or other form of recorded communication, or if such director shall be present at the meeting.

         Section 5. Quorum and Manner of Acting. At all meetings of the Board of Directors, 50% of the directors at the time in office (but not less than one-third of the total number of directors constituting the whole Board of Directors pursuant to Section 2 of this Article III) shall constitute a quorum for the transaction of business, and the act of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute, by the Certificate of Incorporation, or these By-Laws. If a quorum shall not be present at any meeting of the Board of Directors, the directors present may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

         Section 6. Remuneration. As expressly provided by resolution adopted by the Board of Directors, the directors may, as such, receive remuneration for their services; and the Board of Directors may at any time and from time to time by resolution provide that a specified sum shall be paid to any director of the Corporation, either as such director's annual remuneration as such director or member of any committee of the Board of Directors or as remuneration for such director's attendance at each meeting of the Board of Directors or any such committee. The Board of Directors may also likewise provide that the Corporation shall reimburse each director for any expenses paid by such director on account of such director's attendance at any meeting. Nothing in this Section 13 shall be construed to preclude any director from serving the Corporation in any other capacity and receiving remuneration therefor.

                             COMMITTEES OF DIRECTORS

         Section 1. Executive Committee; How Constituted and Powers. The Board of Directors may in its discretion, by resolution passed by a majority of the whole Board of Directors, designate an Executive Committee consisting of one or more of the directors of the Corporation. Subject to the provisions of Section 141 of the General Corporation Law of the State of Delaware, the Certificate of Incorporation, and these By-Laws, the Executive Committee shall have and may exercise, when the Board of Directors is not in session, all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and shall have the power to authorize the seal of the Corporation to be affixed to all papers which may require it; but the Executive Committee shall not have the power or authority to (a) authorize the issuance of capital stock or grant and authorize options or other rights with respect to such issuance, (b) declare a dividend, or (c) fill vacancies in the Board of Directors, the Executive Committee, or any other committee of directors or to elect or approve officers of the Corporation. The Board of Directors shall have the power at any time, by resolution passed by a majority of the whole Board of Directors, to change the membership of the Executive Committee, to fill all vacancies in it, or to dissolve it, either with or without cause.

         Section 2. Organization. The Chairman of the Executive Committee, to be selected by the Board of Directors, shall act as chairman at all meetings of the Executive Committee and the Secretary shall act as Secretary thereof. In case of the absence from any meeting of the Executive Committee of the Chairman of the Executive Committee or the Secretary, the Executive Committee may appoint a chairman or secretary, as the case may be, of the meeting.

         Section 3. Meetings. Regular meetings of the Executive Committee, of which no notice shall be necessary, may be held on such days and at such places, within or without the State of Delaware, as shall be fixed by resolution adopted by a majority of the Executive Committee and communicated in writing to all its members. Special meetings of the Executive Committee shall be held whenever called by the Chairman of the Executive Committee or a majority of the members of the Executive Committee then in office. Notice of each special meeting of the Executive Committee shall be given by mail, telegraph, telex, cable, wireless, or other form of recorded communication or be delivered personally or by telephone to each member of the Executive Committee not later than the day before the day on which such meeting is to be held. Notice of any such meeting need not be given to any member of the Executive Committee, however, if waived by such member in writing or by telegraph, telex, cable, wireless, or other form of recorded communication, or if such member shall be present at such meeting; and any meeting of the Executive Committee shall be a legal meeting without any notice thereof having been given, if all the members of the Executive Committee shall be present thereat. Subject to the provisions of this Article III, the Executive Committee, by resolution adopted by a majority of the whole Executive Committee, shall fix its own rules of procedure.

         Section 4. Other Committees. The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more other committees, each committee to consist of one or more of the directors of the Corporation. Any committee, to the extent provided in the resolution of the Board of Directors and not prohibited by law, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it. At any meeting of a committee, a majority of the members of the committee shall constitute a quorum for the transaction of business, and the act of a majority of the members present at any meeting at which a quorum is present shall be the act of the committee.

         Section 5. Minutes of Committees. Each committee shall keep regular minutes of its meetings and proceedings and report the same to the Board of Directors at the next meeting thereof.

         Section 6. Alternate Members of Committees. The Board of Directors may designate one or more directors as alternate members of the Executive Committee or any other committee, who may replace any absent or disqualified member at any meeting of the committee, or if none be so appointed, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

                                     GENERAL

         Section 1. Actions Without a Meeting. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent thereto in writing and the writing or writings are filed with the minutes of proceedings of the Board of Directors or the committee.

         Section 2. Presence at Meetings by Means of Communications Equipment. Members of the Board of Directors, or of any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear one another. Participation in a meeting conducted pursuant to this Section 21 shall constitute presence in person at the meeting.


                                   ARTICLE IV


                                     NOTICES

         Section 1. Type of Notice. Whenever, under the provisions of any applicable statute, the Certificate of Incorporation, or these By-Laws, notice is required to be given to any director or stockholder, the requirement shall not be construed to mean personal notice, but such notice may be given in writing, in person, or by mail, addressed to such director or stockholder at such director's or stockholder's address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when it shall be deposited in the United States mail. Notice to directors may also be given in any manner permitted by Article III hereof and shall be deemed to be given at the time when first transmitted by the method of communication so permitted.

         Section 2. Waiver of Notice. Whenever any notice is required to be given under the provisions of any applicable statute, the Certificate of Incorporation, or these By-Laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto, and transmission of a waiver of notice by a director or stockholder by mail, telegraph, telex, cable, wireless, or other form of recorded communication may constitute such a waiver.

         Section 3. Authorized Notices. Unless otherwise specified herein, the Secretary or such other person or persons as the Chief Executive Officer designates shall be authorized to give notices for the Corporation.


                                   ARTICLE V

                                    OFFICERS

         Section 1. Description. The elected officers of the Corporation shall be a President, one or more Vice Presidents, with or without such descriptive titles as the Board of Directors shall deem appropriate, a Secretary, a Treasurer, and a Controller, and, as provided in Article III, a Chairman of the Board. The Board of Directors by resolution shall also appoint one or more Assistant Secretaries, Assistant Treasurers, Assistant Controllers, and such other officers and agents as from time to time may appear to be necessary or advisable in the conduct of the affairs of the Corporation. Any two or more offices may be held by the same person.

         Section 2. Election.   The  Board  of  Directors  at  its first meeting
after each annual meeting of stockholders shall elect and appoint the officers to fill the positions designated in Section 1 of this Article V.

         Section 3. Salaries. The Board of Directors shall fix all salaries of all elected officers of the Corporation.

         Section 4. Term. An officer of the Corporation shall hold office until such officer resigns or such officer's successor is chosen and qualified. Any officer elected or appointed by the Board of Directors may be removed, with or without cause, at any time by the affirmative vote of a majority of the whole Board of Directors. The Board of Directors shall fill any vacancy occurring in any office of the Corporation by death, resignation, removal, or otherwise. Election or appointment of an officer or agent shall not of itself create contract rights.

         Section 5. Chief Executive Officer. The President shall be the Chief Executive Officer of the Corporation unless the Board of Directors elects or appoints one of the directors or another officer as Chief Executive Officer. Subject to the provisions of these By-Laws and the control of the Board of Directors, the Chief Executive Officer shall have general supervision of the affairs of the Corporation and shall have general and active executive charge, management, and control of all the business, operations, and properties of the Corporation with all such powers as may be reasonably incident to such responsibilities. In the absence of the Chairman of the Board, if any, the Chief Executive Officer shall preside, when present, at all meetings of stockholders. The Chief Executive Officer shall see that all orders and resolutions of the stockholders and the Board of Directors are carried into effect. The Chief Executive Officer shall have all the powers and authority usually appertaining to the chief executive officer of a corporation (except as otherwise provided in these By-Laws), as may be designated in accordance with these By-Laws, and as from time to time may be assigned to the Chief Executive Officer by the Board of Directors.

         Section 6. President. Unless the Board of Directors otherwise determines, the President shall have the authority to agree upon and execute all bonds, evidences of indebtedness, deeds, leases, contracts, and other obligations in the name of the Corporation and affix the corporate seal thereto; to sign stock certificates; and to exercise such other powers and duties as may be designated in accordance with these By-Laws and as from time to time may be assigned to the President by the Board of Directors.

         Section 7. Chief Operating Officer The Chief Operating Officer, if one is elected by the Board, shall have, subject to review and approval of the Chief Executive Officer, if different from the President, and the President, if different from the Chief Operating Officer, the responsibility for the operation of the Corporation and shall exercise such other powers and duties as may be designated in accordance with these By-Laws and as from time to time may be assigned to the Chief Operating Officer by the Board of Directors.

         Section 8. Vice Presidents. In the absence of the President or in the event of the President's inability or refusal to act, the Vice President (or in the event there be more than one Vice President, the Vice Presidents in the order designated by the Board, or in the absence of any designation, in the order of their election) shall have the authority to agree upon and execute all bonds, evidences of indebtedness, deeds, leases, contracts, and other obligations in the name of the Corporation and affix the corporate seal thereto; to sign stock certificates, subject to all the restrictions upon the President. The Vice Presidents shall perform such other duties and have such other powers as the Board of Directors, the Chairman of the Board, or the President may from time to time prescribe.

         Section 9. Chief Financial Officer. Subject to the direction of the Board of Directors, the Chairman of the Board, and the President, the Chief Financial Officer shall perform all duties and have all powers that are commonly incident to that position. The Chief Financial Officer shall have active control of and responsibility for all matters pertaining to the financial affairs of the Corporation and its subsidiaries. The Chief Financial Officer shall have the authority to execute and deliver bonds, deeds, contracts, and stock certificates of and for the Corporation, and to affix the corporate seal thereto by handwritten or facsimile signature and all other powers customarily appertaining to such office, except to the extent otherwise limited or enlarged by the Board of Directors. The Chief Financial Officer shall report to the Chief Executive Officer and to the Executive Committee and the Board of Directors of the Corporation at their request on all financial matters of the Corporation.

         Section 10. Secretary and Assistant Secretaries.

                  (a) The Secretary or an Assistant Secretary shall attend all meetings of the Board of Directors and all meetings of the stockholders and record all proceedings of the meetings of the stockholders of the Corporation and of the Board of Directors in a book to be kept for that purpose, and shall perform like duties for the standing committees when required. The Secretary shall be under the supervision of the Chairman of the Board and the President and shall perform such other duties as may be prescribed by the Chairman of the Board or the President. The Secretary shall have charge of the seal of the Corporation and have authority to affix the seal to any instrument requiring it. When so affixed, the seal shall be attested by the signature of the Secretary or Treasurer or an Assistant Secretary or Assistant Treasurer, which may be a facsimile. The Secretary shall keep and account for all books, documents, papers and records of the Corporation except those for which some other officer or agent is properly accountable. The Secretary shall have authority to sign stock certificates and shall generally perform all the duties usually appertaining to the office of the Secretary of a corporation.

                  (b) Assistant Secretaries shall assist the Secretary, and in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary. They shall perform such other duties and have such other powers as the Board of Directors, Chief Executive Officer, or President may from time to time prescribe.

         Section 11. Treasurer and Assistant Treasurers.

                  (a) The Treasurer shall perform all the duties customary to that office, and shall have the responsibility for and custody over all funds and securities of the Corporation. The Treasurer shall make such disbursements of the funds of the Corporation as are authorized and shall render from time to time an account of all such transactions. The Treasurer shall have the authority to endorse for deposit or collection, or otherwise, all commercial paper payable to the Corporation, and to give proper receipts or discharges for all payments to the Corporation. The Treasurer shall be responsible for all terms of credit granted by the Corporation and for the collection of all its accounts. The Treasurer shall have the authority to execute and deliver bonds, deeds, contracts, and stock certificates of and for the Corporation, and to affix the corporate seal thereto by handwritten or facsimile signature and all other powers customarily appertaining to such office, except to the extent otherwise limited or enlarged. The Treasurer shall be under the supervision of the Chief Financial Officer and shall perform such other duties as may be prescribed to the Treasurer by the Chief Financial Officer.

                  (b) Assistant Treasurers shall assist the Treasurer and, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer.

         Section 12. Controller and Assistant Controllers.

                  (a) The Controller shall be the Chief Accounting Officer of the Corporation. The Controller shall be responsible for all matters pertaining to the accounts of the Corporation, its subsidiaries and divisions, with the supervision of the books of account, their installation, arrangement, and classification. The Controller shall maintain adequate records of all assets, liabilities, and transactions; see that an adequate system of internal audit thereof is regularly maintained; coordinate the efforts of the Corporation's independent public accountants in its external audit program; receive, review, and consolidate all operating and financial statements of the Corporation and its various departments and subsidiaries; and prepare financial statements, reports, and analyses. The Controller shall have supervision of the accounting practices of the Corporation and of each subsidiary and division of the Corporation and shall prescribe the duties and powers of the accounting personnel of the subsidiaries and divisions. The Controller shall cause to be maintained an adequate system of financial control through a program of budgets, financial planning, and interpretive reports. The Controller shall initiate and enforce accounting measures and procedures whereby the business of the Corporation and its subsidiaries and divisions shall be conducted with the maximum efficiency and economy. The Controller shall have all other powers customarily appertaining to the office of controller, except to the extent otherwise limited or enlarged. The Controller shall be under the supervision of the Chief Financial Officer.

                  (b) The Assistant Controllers shall assist the Controller, and if the Controller is unavailable, perform the duties and exercise the powers of the Controller.

                                   ARTICLE VI


                                 INDEMNIFICATION

         Section 1. Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she or a person of whom he or she is the legal representative, is or was or has agreed to become a director, officer or employee of the Corporation or is or was serving or has agreed to serve at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving or having agreed to serve as a director, officer, employee or agent shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended, (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment) against all expense, liability and loss (including without limitation, attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to serve in the capacity which initially entitled such person to indemnity hereunder and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that except as provided in Section 2 of this Article VI with respect to proceedings seeking to enforce rights to indemnification, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the board of directors of the Corporation. The right to indemnification conferred in this Article VI shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the Delaware General Corporation Law requires, the payment of such expenses incurred by a current, former or proposed director or officer in his or her capacity as a director or officer or proposed director or officer (and not in any other capacity in which service was or is or has been agreed to be rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such indemnified person, to repay all amounts so advanced if it shall ultimately be determined that such indemnified person is not entitled to be indemnified under this Section or otherwise.

         Section 2. Right of Claimant to Bring Suit. If a written claim received by the Corporation from or on behalf of an indemnified party under this Article VI is not paid in full by the Corporation within thirty days after such receipt, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

         Section 3. Nonexclusivity of Rights. The right to indemnification and the advancement and payment of expenses conferred in this Article VI shall not be exclusive of any other right which any person may have or hereafter acquire under any law (common or statutory), provision of the Certificate of Incorporation of the Corporation, bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

         Section 4. Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any person who is or was serving as a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

         Section 5. Indemnification of Agents. The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification, and rights to be paid by the Corporation the expenses incurred in defending any proceeding in advance of its final disposition, to any agent of the Corporation to the fullest extent of the provisions of this Article VI with respect to the indemnification and advancement of expenses of directors, officers and employees of the Corporation.

         Section 6. Savings Clause. If this Article VI or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify and hold harmless each director and officer of the Corporation, as to costs, charges and expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative to the full extent permitted by any applicable portion of this
Article VI that shall not have been invalidated and to the fullest extent permitted by applicable law.

         Section 7. Definitions. For purposes of this Article, reference to the "Corporation" shall include, in addition to the Corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger prior to (or, in the case of an entity specifically designated in a resolution of the Board of Directors, after) the adoption hereof and which, if its separate existence had continued, would have had the power and authority to indemnify its directors, officers and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued.

                                   ARTICLE VII


                         CERTIFICATES REPRESENTING STOCK

         Section 1. Right to Certificate. Every holder of stock in the Corporation shall be entitled to have a certificate, signed by, or in the name of the Corporation by, the Chairman of the Board, the President or a Vice President and by the Secretary, an Assistant Secretary, the Treasurer, or an Assistant Treasurer of the Corporation, certifying the number of shares owned by such holder in the Corporation. If the Corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences, and relative, participating, option, or other special rights of each class of stock or series thereof and the qualifications, limitations, or restrictions of such preferences or rights shall be set forth in full or summarized on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock; provided, that, except as otherwise provided in Section 202 of the General Corporation Law of the State of Delaware, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences, and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations, or restrictions of such preferences or rights.

         Section 2. Facsimile Signatures. Any or all of the signatures on the certificate may be facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent, or registrar at the date of issue.

         Section 3. New Certificates. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation and alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen, or destroyed certificate or certificates, or such owner's legal representative, to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen, or destroyed or the issuance of such new certificate.

         Section 4. Transfers. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation, or authority to transfer, it shall be the duty of the Corporation, subject to any proper restrictions on transfer, to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction upon its books.

         Section 5. Record Date. The Board of Directors may fix, in advance, a record date for stockholders' meetings or for any other lawful purpose, which shall be no fewer than 10 nor more than 60 days before the date of the meeting or other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

         Section 6. Registered Stockholders. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not provided by the laws of the State of Delaware.

                                  ARTICLE VIII


                               GENERAL PROVISIONS

         Section 1. Dividends. Dividends upon the capital stock of the Corporation, if any, may be declared by the Board of Directors (but not any committee thereof) at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock or other securities.

         Section 2. Reserves. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in their absolute discretion, thinks proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the Board of Directors shall think conducive to the interests of the Corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

         Section 3. Checks. All checks or demands for money and promissory notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time prescribe.

         Section 4. Fiscal Year. The fiscal year of the Corporation shall be determined by the Board of Directors.

         Section 5. Corporate Seal. The Board of Directors may provide for a corporate seal, which shall have the name of the Corporation inscribed thereon and shall otherwise be in such form as may be approved from time to time by the Board of Directors. The corporate seal, if any, may be used by causing it or a facsimile thereof to be impressed, affixed, reproduced or otherwise.

         Section 6. Certificate of Incorporation. To the extent of any inconsistency between these By-Laws and the Certificate of Incorporation of the Corporation, the terms and provisions of the Certificate of Incorporation shall control for all purposes.

                                   ARTICLE IX

                                   AMENDMENTS

         Section 1. Amendments to By-Laws. These By-Laws may be altered, amended, or repealed or new By-Laws adopted only in accordance with the Certificate of Incorporation of the Corporation and any other requirements specified in these By-Laws.

         Adopted this 26th day of July, 2000.



                                                 /s/ Debra D. Valice
                                                 -------------------------------
                                                 Secretary